The Asia Pacific Fund, Inc.
The FundOs Management
Contents
     2
Letter to Shareholders   3
Report of the Investment Manager   5
Portfolio of Investments 17
Statement of Assets and Liabilities     22
Statement of Operations  23
Statement of Cash Flows  24
Statement of Changes in Net Assets 25
Notes to Financial Statements 26
Financial Highlights     31
Independent AuditorsO Report  33
U.S. Federal Tax Information  34
Share Price, Net Asset Value and Distribution History
35
Dividend Reinvestment Plan    36

This report, including the financial statements herein, is transmitted to the shareholders of The Asia Pacific
Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.
The Asia Pacific Fund, Inc.
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
For general information on the Fund, please call (toll-free) Dewe Rogerson Inc., our shareholdersO servicing agent at:E(888) 4-ASIA-PAC
The FundOs Web Site address is: www.asiapacificfund.com

The FundOs Management
Directors
Don G. Hoff, Chairman
David J. Brennan
Robert H. Burns
Olarn Chaipravat
Michael J. Downey
Robert F. Gunia
Douglas Tong Hsu
John A. Morrell
David G. P. Scholfield
Officers
David G. P. Scholfield, President
David J. Brennan, Vice-President
Robert F. Gunia, Vice-President
Eugene S. Stark, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Deborah A. Docs, Assistant Secretary
Investment Manager
Baring International Investment (Far East) Limited
1901 Edinburgh Tower
15 QueenOs Road Central
Hong Kong
Administrator
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
Custodian and Transfer Agent
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
Independent Auditors
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281-1414
Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, New York 10004

Letter to Shareholders
May 19, 1997
Dear Fellow Shareholders:
I would like to report and comment to you on the performance of our Fund and reaffirm my belief in the prospects for long-term investment in the Asia Pacific region. During the year ended March 31, the Asia
Pacific FundOs net asset value per share depreciated by 97 cents from $14.87 to $13.90. Taking into account the distribution of 50 cents per share in January, this reflects negative total return performance on a dividend reinvested basis of 3.4% for the period. At the end of the fiscal year $6,683,256 in long-term capital gains and $1,627,950 in ordinary net income were available for distribution. Net unrealized appreciation on investments and foreign currencies amounted to $34,489,204.
At this fiscal year end, the shares were trading at a discount of 17.3%, with the average for the quarter being a discount of 15%.
The persistent discount at which the FundOs shares have traded during the year is not unique to Asia Pacific
Fund; published materials show it is on par with other
Asian closed-end funds during the reporting period.
This trend, which I expected to be alleviated during 1996, has to be seen as part and parcel of the wider picture. U.S.-registered closed-end funds in general, and those investing in developing markets in particular, are experiencing a lack of interest by the investment community. Be assured, however, that your Board is monitoring the discount closely and, although
I do believe it to be primarily related to investment performance in the region, we continue to search for ways to lower the discount that are in the interest of all shareholders. Recent comment in the financial press indicates, however, that there may be a renewal of investor interest in closed-end funds.
Last year, I also mentioned our FundOs performance and the potential of the emerging markets to outperform the U.S. domestic market as likely alleviators of the discount. Neither of these conditions has materialized.
The FundOs performance over the year suffered as a result of dramatic stock market falls in Korea and Thailand which, together with disappointing returns in other Asia Pacific and emerging markets worldwide, made impossible the expectation that investments in the region could outperform the U.S. market. This is illustrated over the year to March 31 by an appreciation of 17.8% in the Dow Jones Industrial
Average, compared with a rise of only 6.1% in the MSCI Emerging Markets (Free) Index on a price basis. The diversion of capital flows from Asia put further pressure on the discount to our net asset value.
In terms of stock market performance, KoreaOs and ThailandOs losses were, however, offset by gains in Malaysia, The Philippines, Indonesia, Hong Kong and, most notably, Taiwan. It is Hong Kong, however, which, as the largest weighting in the portfolio, is key to the FundOs performance. Its future D and that of the Greater China region D is thus of particular interest.
All the signs are that Hong Kong will undergo a smooth transition when sovereignty is handed over by the United Kingdom to China on June 30, 1997. From this and the recovering Chinese economy, Hong Kong is poised to benefit. Taiwan is another possible beneficiary of ChinaOs economic recuperation, reflecting the potential of the Greater
China region, but this will depend on political considerations. The Fund has been investing directly in Taiwan since September 1996.
Indeed, the following report emphasizes the inter-relationship between politics and the markets of the region. Politics provides the backdrop and creates a climate which influences economic developments either favorably or otherwise. This is clearly visible in Hong Kong, Taiwan, Korea, Indonesia, Thailand, India and Pakistan. In Taiwan, the possibility that politics may militate against the economic advantages of association with China cannot be ruled out altogether. The rest of our story, as the report shows, lies in the quality of the Asia Pacific economies: the extent of their abilities to sustain or slow growth as necessary, to resolve their structural problems (for example in Korea and Thailand) and, by means of readjustment, to chart a course that will lead to ultimate economic health and maturity. In the region we see many efforts in this direction, although with differing degrees of success.
Its very vicissitudes, however, are an essential constituent of the regionOs dynamism and potential. For this reason, we reaffirm our positive outlook on its long-term investment prospects and remain convinced of the value to be found there.
Thank you for your support.
Sincerely,
Don G. Hoff
Chairman

Report of the Investment Manager
The ManagerOs estimates of earnings growth for the various Asia Pacific countries as set forth in the following Report of the Investment Manager are based on information currently available and there can be no assurance that this growth will be achieved.
Overview
The year under review has been a difficult one for Asian stock markets. Returns amongst the markets have been very disparate, with Taiwan and Hong Kong providing double-digit gains, themselves offset by large losses from Singapore, Korea and Thailand. The first half of the period produced flat returns, while the gains of the third quarter were in turn eroded by the weak fourth quarter as concerns rose over the direction of U.S. interest rates.
The Asia Pacific region has been hounded over the last year by growing concerns over the sustainability of the OAsian miracleO. Critics have argued that rising cost pressures have led to a fall in the international competitiveness of the region, as reflected in poor export growth figures and declining investment returns.
In reality, the slackening in economic growth was a natural consequence of the overheated levels of the previous year; declining returns have been the result of the over-investment that spurred the unsustainably high economic growth levels; the strong U.S. Dollar, to which the Asian currencies are closely correlated, has impacted some export sectors; and the Asian export slowdown has been magnified by the relative dependence upon the electronics sector, which suffered a global deceleration in 1996.
For much of the period under review, the trend of Asian interest rates was marginally lower, with the central banks of Indonesia, Singapore, Malaysia and Taiwan managing their countriesO economic slowdowns successfully. Recently, these countries have turned their focus on the outlook for U.S. interest rates;
further cuts will be harder if U.S. rates continue to rise. The economic health of Korea and Thailand deteriorated significantly in the last year and these countries appear to be suffering from structural problems which have led to their real interest rates rising. Finally, China and Hong Kong, which led the Asian economic cycle down in 1994, showed clear evidence, in the latter half of 1996, that they had entered a period of economic recovery. This trend augurs well for the region.
Politics has had a noticeable influence on the markets over the period. The steadying of relations between Taiwan and China has helped propel Taiwan to make significant gains. Korea has struggled from one crisis to another, with the imprisonment of two former presidents; deteriorating relations with North Korea;
the highly unpopular labor reform laws; and a government loans-for-favors scandal involving President
Kim Young-SamOs own son in the Hanbo Steel Affair.
Political and religious riots have flared up with disconcerting regularity in Indonesia; the most serious of these followed the arrest of opposition leader
Megawatti Sukarno.
ThailandOs politics confounded commentators when the highly unpopular Banharn Silpa-archa was replaced as Prime Minister by the equally mischievous General
Chavalit Yongchaiyudh, rather than by the respected
Democratic Party leader, Chuan Leekpai. On a happier note, Hong KongOs relations with China remained on an even keel. This was epitomized by the election of Tung
Chee Hwa as first Chief Executive
Designate of the Special Administrative Region (SAR) that Hong Kong will become following the handover of sovereignty to China on June 30, 1997 and the successful nomination as his number two of the extremely popular Anson Chan. This duo has provided the post change-over government with what is best described as a political Odream teamO, while, in China, the recent death of Deng Xiao Ping has been met with the smooth transition of power to Jiang Zemin.
Corporate earnings forecasts weakened overall during the period as investors accommodated their lower growth expectations to the higher cost environment. The largest downgrades came from those countries that suffered the greatest economic shocks, namely Korea and Thailand, although companies in Singapore and Indonesia were also negatively impacted, while surprisingly robust earnings came from Malaysia and The Philippines.
Average earnings growth for the region fell below the double-digit level for the first time since the Gulf
Crisis of 1991. The Manager is expecting an earnings rebound, with growth of around 15% for the next twelve months, giving an average price/earnings ratio for the region of 16 times compared with a ten-year prospective average of almost 20 times. The Manager believes that valuations are undemanding in the context of such growth, particularly when considering that the region is in the trough of its economic cycle and is expected to be stronger in the coming year.
Performance
The Fund depreciated by 3.4% on a net asset value per share and dividend reinvested basis during the fiscal year ended March 31, 1997. The net asset values per share at the beginning and end of the fiscal year were $14.87 and $13.90, respectively. A distribution of 50 cents per share out of long-term capital gains was paid to shareholders on January 10.
The net asset value per share performance is illustrated in the chart on the opposite page. The table on page 8 shows the stock market performance in U.S. Dollar terms of the countries in which the FundOs assets are invested.

Net Asset Value Per Share Performance
as of March 31, 1997 D Dividends Reinvested at Net
Asset Value.
     %
     20
     15
     10
     5
     0
     D5
     D10
     Quarter   Quarter   Quarter   Quarter   Year Last
     Apr D     Jul D     Oct D     Jan D     Apr 96 D
9 Years
     June 96   Sep 96    Dec 96    Mar 97    Mar 97
Annualized
Note: This information represents the historical net asset value per share performance of The Asia Pacific
Fund, Inc. ONet asset value per share performanceO has been computed by the Investment Manager and, because it does not reflect market price, is not the same as Ototal investment returnO (see pages 31 and 32 for a calculation of the latter). This performance information does not compensate for the dilutive effect of the FundOs three rights offerings. Past performance is not indicative of future returns.
Performance of Country Stock Exchange Indices

D in U.S. Dollar Terms, during the Fiscal Year Ended
March 31, 1997

     Country   Quarter   Quarter   Quarter   Quarter
Year
          April-    July-     October-  January-  April-
          June September December  March     March
     Hong Kong +0.5%     +8.1%     +12.9%    D 6.9%
+14.1%
     India     +10.1%    D16.0%    D E5.8%   +E8.9%
D 5.2%
     Indonesia +E1.9%    D 3.2%    +9.1%     +E2.2%
+10.1%
     Korea     D 9.8%    DE5.1%    D 19.4%   D 1.6%
D32.1%
     Malaysia  +0.5%     D 0.9%    +E8.2%    DE0.9%
+E6.8%
     Pakistan  +E8.3%    D22.9%    D E8.7%   +14.7%
D 12.6%
     The Philippines     +12.8%    D 3.4%    D 0.4%
+E1.5%    +10.2%
     Singapore DE0.4%    DE7.2%    +E1.7%    DE7.3%
D12.9%
     Taiwan    +25.7%    0.0% +6.5%     +15.4%
+54.4%
     Thailand  DE3.9%    D12.0%    D25.0%    D16.2%
D46.8%
The stock exchange indices referred to above are:
Hong Kong      D    Hang Seng Index
India     D    Bombay Sensitive Index
Indonesia      D    Jakarta Composite Index
Korea     D    Korea Official Stock Price Index
Malaysia  D    Kuala Lumpur Stock Exchange Composite
Index
Pakistan  D    Karachi Stock Exchange Index
The Philippines     D    Manila Commercial and
Industrial Index
Singapore      D    Oversea-Chinese Banking Corporation
30 Index
Taiwan    D    Taiwan Average Weighted Index
Thailand  D    Stock Exchange of Thailand Index
Country Allocation
Throughout the period the Manager has maintained a
substantial weighting in Hong Kong in the belief that
this market will perform strongly ahead of, and
following, the handover by the British to the Chinese
on June 30, 1997. Hong Kong also benefits from having
entered the early stages of an economic recovery ahead
of the other countries in the region.
During the period there have been five significant
changes in asset allocation. In summary, exposure to
Thailand and India has been reduced significantly,
while weightings in Malaysia, Singapore and Taiwan have
been increased. The most dramatic change has been in
Thailand, where the last year has revealed a number of
structural weaknesses in the economy, while cripplingly
high interest rates are raising the likelihood of a
serious economic downturn as well as a financial and
real estate meltdown. IndiaOs high interest rates, the
governmentOs poor fiscal position and the countryOs
continued anti-foreign investment policies led the
Manager to reduce the FundOs exposure. During the
period concerns over MalaysiaOs trade deficit and
economic excesses abated, while the countryOs very
supportive monetary policies led the Manager to
increase the FundOs exposure to the market, despite
relatively full valuations. In late 1996, the FundOs
exposure to Singapore was increased on the view that
the economy had bottomed out, while improving exports
of electronics goods and a recovery in the domestic
property market would lead to renewed market confidence
and strong corporate earnings. Finally, Taiwan, like
Hong Kong, benefits from the improving Chinese economy
and, combined with the exceptionally supportive local
liquidity, this encouraged the Manager to raise the
FundOs exposure to the country.
Geographical Breakdown of the Long-Term Investment
Portfolio
as of March 31, 1997
The Philippines
4.8%
Malaysia
19.6%
Thailand
1.8%
India
0.2%
Hong Kong
43.4%
Korea
5.7%
Indonesia
4.0%
Singapore
13.8%
Taiwan
6.7%
as of March 31, 1996
Malaysia
10.3%
Pakistan
0.3%
Thailand
17.2%
India
2.6%
The Philippines
4.9%
Hong Kong
42.8%
Korea
7.9%
Indonesia
3.8%
Singapore
8.8%
Taiwan
1.4%
Hong Kong
US$111.1 million, 43.0% of the FundOs investment
portfolio,
was invested in Hong Kong as of March 31, 1997.
The Fund maintained a significant exposure to Hong Kong
throughout the period. Economic activity has
increasingly reflected the situation in China as the
two become integrated ever more tightly. The cut in
interest rates in China in mid-1996 signaled the end of
the austerity program the authorities introduced there
in 1993. The recovery was almost simultaneously felt in
Hong Kong and was most clearly reflected in the looser
liquidity conditions feeding through to strong demand
for residential property (particularly at the high end)
and commercial property. The speed and extent of
property price rises have led to fears that the
authorities will step in to curb speculation. Similar
strong gains were seen in the stock market, which
rallied in the second half of 1996. The OChinaisationO
of Hong Kong has also taken place at the corporate
level. Recent deals, such as those by CITIC and Li Ka
ShingOs stable of companies, have witnessed the
transfer of key assets, for example  Cathay Pacific and
China Light & Power respectively, to China-friendly
hands. Similarly, investor interest has increasingly
focused on China plays (i.e. companies with a
significant portion of their profits or sales coming
directly from the mainland) known as Ored chipsO. The
Fund remains biased towards residential property
development companies and regional traders, although in
recent quarters it has significantly increased its
exposure to China counters.
India
US$0.4 million, 0.2% of the FundOs investment
portfolio,
was invested in India as of March 31, 1997.
The market fell slightly for the year as a whole but
this annual figure masks considerable volatility within
the period. India has been troubled by political and
economic concerns which have had important implications
for corporate performance. The earnings outlook became
steadily worse throughout 1996, until December, when
speculation about a more pro-business budget gave
encouragement to the idea that 1997 would see some
growth again. Foreigners, who represent the real swing
factor in this equation, remained cautious. Contrary to
previous years since 1993 (when foreign investment in
India began) they are now more wary of government
policy announcements and, consequently, less willing to
commit funds to India.
Indonesia
US$10.2 million, 3.9% of the FundOs investment
portfolio,
was invested in Indonesia as of March 31, 1997.
Last year Indonesia benefited from the high oil price
and weak Yen trends, since the governmentOs major
source of revenue is oil and its debt is primarily Yen-
denominated. Nevertheless, export growth excluding oil
remained weaker than expected, at 9%. Despite political
unrest, foreign direct investment approvals remained
strong at US$29.9 billion in 1996. Corporate
OcronyismO, that has obstructed competitiveness in the
past, has once again been very much in the public
domain, with many of the countryOs largest companies
such as Astra, Sampoerna and Telkom being afflicted as
President SuhartoOs family members continue to meddle
in business affairs. The lack of any legal framework
for the election of a successor to Suharto continues to
concern the Manager. Nevertheless, with local investors
now accounting for around 70% (compared with 30%
previously) of the stock marketOs turnover, the market
is becoming more mature, while the potential long-term
rewards of investing in Indonesia are clearly
attractive.
Korea
US$14.6 million, 5.7% of the FundOs investment
portfolio,
was invested in Korea as of March 31, 1997.
Korea remains a disappointing market. A series of
negative factors emerged during the year, amongst which
the collapse of Hanbo Steel, a weakening currency
(which is at a twelve-year low against the U.S. Dollar)
and further political scandals are notable. Perhaps the
periodOs most significant trend for Korea has been the
weak electronics industry, in particular the collapse
of DRAM prices. This has had both a psychological and
economic impact, since the net effect has been a
significant deterioration of the current account
deficit to over 4% of GNP. A cyclical downturn,
reflected in weak prices of petrochemical products,
steel and heavy industry goods, led to a significant
deterioration in KoreaOs corporate profitability D
earnings dropped by 70% in 1996 D and has been further
magnified by the chaebolsO (powerful industrial
conglomerates) over-expansion in 1994/1995. Finally,
the Bank of Korea has kept interest rates high due to
fears over inflation and the weak currency which, in
turn, has compounded the poor business backdrop.
Concerns over a liquidity crunch are rising, leading
the Manager to be cautious on the market. But, in a few
individual cases, outstanding value at the stock level
can be found.
Malaysia
US$50.4 million, 19.5% of the FundOs investment
portfolio,
was invested in Malaysia as of March 31, 1997.
Malaysia has once again confounded its critics.
InvestorsO fears at the start of last year were
pronounced as they cited their concerns about the
countryOs high current account deficit, the very
extended economic cycle and the marketOs high valuation
levels. However, the trade deficit has improved sharply
to 5.5% of GNP in 1996, down from 9% in the previous
year. Corporate earnings have remained robust, growing
over 16%, and are forecast to grow at a similar level
in 1997; these compare favorably with the rest of Asia.
The liquidity situation has been loose, with the
momentary aggregates having remained in the mid-
twenties. Excess liquidity found its way to the Kuala
Lumpur Second Section (consisting of second-tier
stocks) which rose 38% in the period under review,
compared to 6% for the main board (first-tier, blue
chip companies). Corporate restructuring remains a
prevailing theme in the market D leading to mergers or
the remoulding of old companies with a new business
emphasis D and makes analysis difficult.
Pakistan
Politics have been the center-piece. The market joined
the clamor for the ousting of Prime Minister Benazir
Bhutto because of frustration at the lack of reform.
The market tried to rally a few times, but sentiment
has been dogged by the risk that Pakistan may default
on its international debt obligations. Foreign reserves
are still only US$1 billion. The new Sharif
administration has so far failed to bolster confidence
significantly.
The Philippines
US$12.4 million, 4.8% of the FundOs investment
portfolio,
was invested in The Philippines as of March 31, 1997.
The Philippines recovery story continues and the
country can now justly claim to be a member of the
OAsian TigersO club. The country remained in its
economic upswing, while the reformation of the tax
system D with the expansion of the value added tax as
its center-piece D along with the liberation of oil
prices, will ensure future prosperity. The degree of
attention as to whether President Ramos will run for a
second term in the 1998 election is over-emphasized,
although it is as yet unclear who his successor will
be. Corporate earnings growth of 26% in 1996 has been
very robust, being fueled by stronger economic growth,
a credit-lending increase of over 35% and a buoyant
property market. Fears of a bubble in the last of these
are justified at the high end of the residential
housing sector in Metro Manila, although demand still
strongly outweighs supply at the low end. Overseas
workersO remittances, which totaled over US$7billion in
1996, remain crucial to the funding of the large trade
deficit, but to a considerable degree these deposits
reflect these workersO confidence; momentum here
remains positive. The marketOs gains for the period
under review were achieved in the April-June quarter,
with stocks trading sideways for the remainder of the
year. The ManagerOs main concern is the health of the
financial system and its inflows of U.S. Dollar loans,
although The PhilippinesO current earnings growth is
the most attractive in Asia.
Singapore
US$37.3 million, 14.4% of the FundOs investment
portfolio,
was invested in Singapore as of March 31, 1997.
As anticipated, the slowdown in the electronics
industry impacted Singapore severely, since almost two-
thirds of its exports are related to manufactured
electronics equipment. However, the governmentOs
measures in the middle of the year to curb speculation
in the property market were unexpected and dented local
sentiment significantly. Unit labor cost pressure
remains a long-term concern and its crippling impact is
most clearly visible in the continued poor performance
of the shipbuilding sector. The Manager believes that
the bad news is adequately reflected in the market and
has increased the portfolioOs exposure to property
stocks in particular. The economy, corporate earnings
and investor sentiment are all likely to improve in the
coming quarters, on expectations of a pick-up in the
electronics industry and rising property prices; recent
land auctions have been stronger than anticipated
which, in turn, reflects developersO confidence.
Taiwan
US$17.2 million, 6.7% of the FundOs investment
portfolio,
was invested in Taiwan as of March 31, 1997.
In contrast to the previous year, the Taiwanese market
performed strongly in the period under review. Improved
relations with China were the marketOs main driver.
This was noticeably true in 1996 and can be tracked by
monitoring foreign exchange outflows and inflows from
and to Taiwan. In recent quarters outflows have almost
dried up, whereas, at the height of the missile crises,
US$10 billion left the country in less than a month.
More recently, market performance has been the result
of the loose monetary policy the Central Bank has
engineered in its attempts to stimulate economic
growth. Falling rates have led depositors to move their
funds from long-term savings accounts into short-term
instruments including the stock market. The latest
economic data suggest the economyOs health is
improving, although it will be some time before real
demand chokes off the excess liquidity in the system.
Medium term, the question of where Taiwan stands in
relation to President LeeOs concerns of over-investment
in China (hence TaiwanOs over-reliance on its neighbor)
remains unanswered and could once again lead to
nervousness across the Straits of Taiwan.
Thailand
US$4.6 million, 1.8% of the FundOs investment
portfolio,
was invested in Thailand as of March 31, 1997.
In many respects Thailand has been the most
disappointing of the Asian markets in the period under
review. By the third quarter of 1996, the prevailing
high interest rates began to take a considerable toll
on the KingdomOs economic and corporate health. As in
any crisis, the weaknesses of the system have become
exposed. In this case the excesses of cheap money in
recent years and over-zealous lending by poorly-managed
finance companies, whose loans, more often than not,
were collateralized by over-inflated property values,
have been the outcome. The collapse of Finance One and
the scandals surrounding the bankrupt Bangkok Bank of
Commerce are good examples of financial ineptitude and
corruption. Due to the exchange rate between the U.S.
Dollar and the Thai Baht being effectively fixed, the
authorities have been unable to reduce interest rates
to provide relief for the corporates, since to do so
would lead to foreign capital outflows, money which is
critical to funding the large (8% of GDP) current
account deficit and to maintaining the existing
exchange rate policy. Therefore, despite a 0.5% cut in
rates in September, real rates have increased and the
likelihood of the country entering its most severe
recession since the mid-1980s is high. In anticipation,
the Manager has dramatically reduced the FundOs
exposure to the market and awaits news of signals from
the Thai government indicating that it is aware of the
extent of the crisis and that it has formulated a
workable plan to deal with the countryOs structural
problems.
Outlook
The Manager remains positive about the reunification of
Hong Kong with China. As the handover approaches,
sentiment may be fragile, although this is already
implicit in the marketOs rating, which at 13 times 1997
earnings, is lower than that of most other countries in
the region. Recent political maneuvers suggest that
China is keen to ensure a smooth change-over, while the
recent ending of the austerity program in China points
to a favorable economic backdrop for Hong Kong. The
FundOs large position in Hong Kong remains the key
factor to performance contribution. The Manager remains
cautious on Thailand and fears that concerns over the
sustainability of the fixed exchange rate between the
U.S. Dollar and the Thai Baht could have a short-term,
knock-on effect on other countries in the region.
Singapore, with its safe haven status, should benefit
from any turmoil.
The Asian markets will remain sensitive to the
prevailing trends in the OECD. However, the regionOs
fundamental economic and market outlook is promising.
With the exception of Thailand and possibly Korea,
AsiaOs central bankers have managed to slow their
economies successfully and these appear well placed to
grow moderately faster in the coming year. Corporate
earnings should also benefit from this trend, while the
regionOs value/growth ratio, both on an historic and on
a global comparison basis, appears attractive.
Sentiment remains a key market-driver and this is
currently negative, although the handover of Hong Kong
in June and the World Bank meeting in Hong Kong in
October will provide an opportunity for investors to
refocus on the bright long-term outlook for Asia.
Baring International Investment (Far East) Limited
Hong Kong
May 19, 1997
Portfolio of Investments
March 31, 1997
     Shares    Description         Value
                    (Note 1)
          LONG-TERM INVESTMENTS D 97.5%
          HONG KONG D 42.3%
     1,818,000 Cheung Kong Holdings, Ltd. (Real Estate
D Developer)   $    16,012,195
     1,500,000 China Everbright(a) (Conglomerate)
1,132,404
     1,250,000 Citic Pacific, Ltd. (Conglomerate)
6,194,348
     3,000,000 Guangdong Investment, Ltd.
(Conglomerate)      2,574,526
     180,000   Hang Seng Bank, Ltd. (Banking)
1,858,304
     500,000   Henderson China Holdings (Real Estate D
Landlord)      896,890
     500,000   Hong Kong and China Gas (Utilities)
938,831
     800,000   Hong Kong Land Holdings (Real Estate D
Landlord)      1,856,000
     2,600,000 Hong Kong Telecommunications, Ltd.
          (Telecommunications)          4,445,735
     760,600   HSBC Holdings, Plc. (Banking)
17,667,828
     1,922,000 Hutchison Whampoa, Ltd. (Conglomerate)
14,447,864
     1,300,000 Hysan Development Co., Ltd. (Real Estate
D Landlord)         3,892,115
     1,359,000 JCG Holdings, Ltd. (Financial Services)
1,069,803
     2,600,000 New World Development Co., Ltd.
          (Real Estate D Developer)          14,025,035
     600,000   New World Infrastructure(a)
          (Construction)      1,718,931
     750,000   Smartone Telecommunications(a)
(Telecommunications)          1,606,659
     1,290,000 Sun Hung Kai Properties, Ltd. (Real
Estate D Developer)      13,650,794
     900,000   Swire-Pacific, Ltd. OAO (Conglomerate)
7,084,785
                    __________
                    111,073,047
                    __________
          INDIA D 0.2%
     250  Bombay Suburban Electric Supply (Utilities)
1,387
     800  Essel Packaging (Pulp & Paper)          2,118
     100  Garden Silk Mills (Textiles)       40
     100  Gujarat Ambuja Cement (Building Materials)
700
     7,950     Hindalco Industries (Aluminium)
201,991
     1,000     Hindustan Lever, Ltd. (Household
Products)      26,167
     300  Housing Development Finance (Financial
Services)      22,996
     18,620    India Petrochem (Chemicals)
71,755
     4,200     Larsen & Toubro, Ltd. (Machinery)
23,415

     Shares    Description         Value
                    (Note 1)
          INDIA (continued)
     100  Reliance Industries, Ltd. (Textiles)    $
716
     8,300     RPG Telecom (Telecommunications)
4,916
     1,350     Scici, Ltd. (Shipping)        894
     800  State Bank of India (Banking)      6,082
     200  Sterlite Industries (Capital Goods)
1,440
     4,600     Tata Engineering & Locomotive
(Automobiles)       43,596
     500  Tata Iron & Steel Co., (Iron & Steel)
2,230
     50   TVS Suzuki, Ltd. (Automobiles)          488
                    __________
                    410,931
                    __________
          INDONESIA D 3.9%
     1,120,000 Bank Bali (Banking)      2,693,877
     70,000    PT Indonesia Satellite(a) (ADR)
(Telecommunications)          1,855,000
     885,500   Semen Gresik (Building Materials)
2,203,608
     860,000   Tambang Timah(a) (Mining)
1,343,190
     1,355,000 Telekomunikasi(a) (Telecommunications)
2,073,980
                    __________
                    10,169,655
                    __________
          KOREA D 5.6%
     301,000   Cho Hung Bank Co., Ltd. (Banking)
1,546,175
     100,000   Han Wha(a) (Conglomerate)
1,217,197
     65,000    Hanil Bank (Banking)          362,926
     125,162   Kookmin Bank (Banking)        1,719,143
     15,510    Korea Chemical Co. (Chemicals)
1,195,075
     118,000   Korea Electric Power Corp. (Utilities)
3,426,019
     50,000    Pohang Iron & Steel Co. (Iron & Steel)
2,406,477
     40,735    Samsung Electronics Co. (Electronics)
2,724,764
                    __________
                    14,597,776
                    __________
See Notes to Financial Statements.
     Shares    Description         Value
                    (Note 1)
          MALAYSIA D 19.1%
     700,800   Ammb Holdings Berhad (Banking)     $
5,822,805
     314,000   IOI Corp. (Conglomerate)      521,792
     750,000   Malayan Banking Berhad (Banking)
8,545,759
     57,000    Malaysian Assurance(a) (Insurance)
328,762
     378,000   New Straits Times OAO Berhad (Media)
2,317,428
     1,363,000 Resorts World Berhad (Leisure)
5,827,371
     2,400,000 Sime Darby Berhad (Conglomerate)
8,760,537
     990,000   Sungei Way Holdings Berhad(a)
(Construction)      2,715,283
     491,000   Telekom Malaysia Berhad
(Telecommunications)          3,822,168
     722,000   Tenaga Nasional Berhad (Utilities)
3,523,656
     920,000   United Engineers Malaysia Berhad
(Construction)      8,015,166
                    __________
                    50,200,727
                    __________
          PAKISTAN
     25   DG Khan Cement(a) (Construction)        9
                    __________
          THE PHILIPPINES D 4.7%
     1,712,500 Ayala Land, Inc. OBO (Real Estate D
Developer)          1,948,606
     131,709   Cebu Shipyards & Engineering Works, Inc.
OBO(a)
          (Port Services)          7,793
     450,045   Manila Electric Company OBO (Utilities)
3,584,656
     3,560,000 Petron Corp. (Oil & Gas)      1,451,546
     61,500    Philippine Long Distance Telephone (ADR)
(Utilities)         3,674,625
     501,452   San Miguel Corp. OBO (Food & Beverage)
1,740,294
                    __________
                    12,407,520
                    __________
See Notes to Financial Statements. Shares
Description         Value
                    (Note 1)
          SINGAPORE D 13.4%
     320,000   City Developments(a) (Real Estate D
Developer)     $    2,834,014
     140,000   Cycle & Carriage (Automobiles)
1,414,239
     1,055,000 DBS Land (Real Estate D Developer)
3,605,964
     700,000   Development Bank of Singapore, Ltd.
(Banking)      8,136,719
     400,000   Fraser & Neave, Ltd. (Food & Beverage)
3,265,758
     550,000   Keppel Land, Ltd. (Diversified Holding
Company)       1,697,225
     1,000,000 Marco Polo Development(a) (Leisure)
2,103,370
     198,000   Oversea-Chinese Banking Corp., Ltd.
(Banking)      2,356,327
     300,000   Singapore Airlines(a) (Airlines)
2,407,805
     495,600   United Overseas Bank, Ltd. (Banking)
5,074,988
     850,000   Wing Tai Holdings (Real Estate D
Landlord)      2,505,362
                    __________
                    35,401,771
                    __________

          TAIWAN D 6.5%
     430,000   Cathay Life Insurance(a) (Insurance)
2,560,639
     30,135    China Steel (Iron & Steel)
592,906
     480,000   Formosa Growth Fund(a) (Diversified
Funds)         7,200,000
     583,050   Roc Taiwan Fund(a) (Diversified Funds)
6,850,838
                    __________

                    17,204,383
                    __________

          THAILAND D 1.8%
     174,800   Advanced Info Service PCL
(Telecommunications)          1,493,960
     150,000   Bangkok Bank Co., Ltd. (Banking)
1,455,245
     75,039    Regional Container Lines PCL (Shipping)
652,890
     365,000   Renown Leatherwears Public Co., Inc.
(Textiles)          368,864
     25,000    Siam Cement Co., Ltd. (Building
Materials)          650,626
                    __________
                    4,621,585
                    __________
          Total long-term investments
          (cost $223,055,037)      256,087,404
                    __________
See Notes to Financial Statements.
     Units     Description         Value
                    (Note 1)
          SHORT-TERM INVESTMENTS D 2.3%
          WARRANTS(a) D 0.7%
          SINGAPORE
     440,940   United Overseas Bank, Ltd. (Banking)
          Expiring June 1997 @ Sing. $5.25
          (cost $575,000)     $    1,876,276
                    __________
          RIGHTS(a) D 0.1%

          MALAYSIA
     700,800   Ammb Holdings Berhad (Banking)
          Expiring April 1997
          (Bond Rights)       67,839
     700,800   Ammb Holdings Berhad (Banking)
          Expiring April 1997
          (Loan Stock Rights)      90,451
                    __________
                    158,290
                    __________
          REPURCHASE AGREEMENT D 1.5%
          UNITED STATES
     US$4,089  State Street Bank and Trust Co., 4.00%,
          dated 3/31/97, due 4/1/97 in the amount of
          $4,089,454 (cost $4,089,000; collateralized
          by $4,255,000 U.S. Treasury Notes, 5.00% due
          2/15/99, value including
          accrued interest D $4,173,819)
4,089,000
                    __________
          Total short-term investments
(cost $4,664,000)        6,123,566
                    __________
          Total investments D 99.8%
          (cost $227,719,037; Note 3)
262,210,970
          Other assets in excess of liabilities D 0.2%
481,789
                    __________
          Net Assets D 100%   $    262,692,759
                    __________
                    __________
          (a)  Non-income producing security.
          ADR D American Depository Receipt.
          See Notes to Financial Statements.
Statement of Assets and Liabilities
March 31, 1997
Assets
Investments, at value (cost $227,719,037)    $
262,210,970
Cash, including foreign currency (cost $1,730,765)
1,728,036
Dividends and interest receivable       849,710
Receivable for investments sold         539,187
Other assets        5,099
          __________
EETotal assets      265,333,002
          __________
Liabilities
Payable for investments purchased       1,617,481
Accrued expenses and other liabilities       621,354
Investment management fee payable       187,501
Foreign withholding taxes payable       124,747
Administration fee payable         57,840
Deferred Thailand capital gains tax liability
31,320
          __________
EETotal liabilities      2,640,243
          __________
Net Assets     $    262,692,759
          __________
          __________
Net assets comprised:
EECommon stock, at par   $    189,033
EEPaid-in capital in excess of par      219,583,880
          __________
          219,772,913
EEUndistributed net investment income        966,897
EEAccumulated net realized gains on
EEEEinvestment and foreign currency transactions
7,493,540
EENet unrealized appreciation on investments and
EEEEforeign currencies        34,459,409
          __________
Net assets, March 31, 1997    $    262,692,759
          __________
          __________
Net asset value per share:
EE($262,692,759 I 18,903,279 shares of common
EEstock issued and outstanding)    $    13.90
          __________
          __________
See Notes to Financial Statements.
Statement of Operations
Year Ended March 31, 1997
Net Investment Income
Income
Dividends (net of foreign withholding taxes of
$517,470) $    5,266,719
Interest (net of foreign withholding taxes of $206)
411,623
          _________
EETotal income      5,678,342
          _________
Expenses
Investment management fee          2,236,334
Administration fee       691,254
CustodianOs fees and expenses      695,000
Reports to shareholders       270,000
Legal fees and expenses       150,000
DirectorsO fees          83,000
Audit fee and expenses        53,000
Transfer agentOs fees and expenses      52,000
Registration expenses         24,000
Miscellaneous       64,877
          _________
EETotal operating expenses         4,319,465
Loan interest       183,493
          _________
EETotal expenses         4,502,958
          _________
Net investment income         1,175,384
          _________
Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency Transactions
Net realized gain (loss) on:
EEInvestment transactions (net of Thailand
EEEEcapital gains taxes of $1,271,092)       18,564,619
EEForeign currency transactions         (245,600)
          _________
          18,319,019
          _________
Net change in unrealized appreciation on:
EEInvestments (net of change in deferred Thailand
EEEEcapital gains taxes of $2,831,500)
(28,418,234)
EEForeign currencies          11,415
          _________
          (28,406,819)
          _________
Net loss on investments and foreign currencies
(10,087,800)
          _________
Net Decrease in Net Assets
Resulting From Operations     $    (8,912,416)
          _________
          _________
See Notes to Financial Statements.
Statement of Cash Flows
Year Ended March 31, 1997
Increase (Decrease) in Cash (including Foreign
Currency)
Cash flows provided by operating activities:
EEInterest received (net of foreign withholding taxes)
$    440,415
EEDividends received (net of foreign withholding taxes)
5,198,837
EEOperating expenses paid          (4,134,333)
EEInterest paid          (296,164)
EEProceeds from disposition of short-term portfolio
EEEEinvestments, net          12,448,000
EEPurchase of long-term portfolio investments
(116,008,850)
EEProceeds from disposition of long-term
EEEEportfolio investments          122,381,436
          __________
Net cash provided by operating activities
20,029,341
          __________
Cash flows used for financing activities:
EEDecrease in loans outstanding         (20,000,000)
EECash dividends paid         (9,451,515)
          __________
EENet cash used for financing activities
(29,451,515)
          __________
Net realized and unrealized foreign currency losses
(234,185)
          __________
Net decrease in cash          (9,656,359)
Cash at beginning of year          11,384,395
          __________
Cash at end of year $    1,728,036
          __________
          __________
Reconciliation of Net Decrease in Net Assets to Net
Cash
(including Foreign Currency) provided by Operating
Activities
Net decrease in net assets resulting from operations
$    (8,912,416)
          __________
Decrease in investments       20,568,228
Net realized gain on investment transactions
(18,564,619)
Net realized loss on foreign currency transactions
245,600
Net decrease in unrealized appreciation      28,406,819
Increase in receivable for investments sold
(455,222)
Increase in dividends and interest receivable
(98,549)
Increase in other assets      (3,399)
Increase in payable for investments purchased
1,539,080
Decrease in interest payable       (112,671)
Increase in accrued expenses and other liabilities
247,990
Decrease in deferred capital gains tax liability
(2,831,500)
          __________
Total adjustments        28,941,757
          __________
Net cash provided by operating activities    $
20,029,341
          __________
          __________
See Notes to Financial Statements.
Statement of Changes in Net Assets
Increase (Decrease) Year ended March 31
in Net Assets       1997      1996
Operations
Net investment income    $    1,175,384
$EE1,039,399
Net realized gain on investments
EEand foreign currency transactions          18,319,019
4,258,763
Net change in unrealized appreciation
EEon investments and foreign currencies
(28,406,819)        24,964,863
          __________          __________
Net increase (decrease) in net assets
EEresulting from operations        (8,912,416)
30,263,025
Dividends to shareholders from
EEnet investment income                (756,008)
Distributions to shareholders from
EEnet realized gains on investment
EEand foreign currency transactions
(9,451,515)
Net asset value of shares issued to
EEshareholders in reinvestment of
EEdividends and distributions               42,842
Increase in net assets from issuance of
EEshares pursuant to rights offerings
59,497,340
          __________          __________
EETotal increase (decrease)        (18,363,931)
89,047,199

Net Assets
Beginning of year        281,056,690
192,009,491
          __________          __________
End of year    $    262,692,759    $    281,056,690
          __________          __________
          __________          __________
See Notes to Financial Statements.
Notes to Financial Statements
     Note 1    Accounting Policies
          The Asia Pacific Fund, Inc. (the OFundO) was incorporated in Maryland on June 17, 1986, as a diversified, closed-end, management investment company.
The FundOs investment objective is to achieve long-term capital appreciation through investment primarily in equity securities of companies in the Asia Pacific countries. Investment operations commenced on May 4, 1987. The Investment Manager is an indirect, wholly owned subsidiary of ING N.V.
          The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
          Securities Valuation
          Investments are stated at value. Investments for which market quotations are readily available are valued at the last reported sales prices. If there is no sales price or reliable market quotation on the date of valuation, then investments are valued at the last bid price quoted on such date or at fair value as determined in good faith by or under the direction of the FundOs Board of Directors.
          Short-term securities which mature in more than 60 days are valued at current market quotations.
Short-term securities which mature in 60 days or less are valued at amortized cost.
          In connection with transactions in repurchase agreements with U.S. financial institutions, it is the FundOs policy that its custodian take possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults, and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
          Foreign Currency Translation
          The books and records of the Fund are
maintained in United States dollars. Foreign currency amounts are translated into United States dollars on the following basis:
          (i)Emarket value of investment securities, other assets and liabilities D at the closing rate of exchange.
          (ii) purchases and sales of investment
securities, income and expenses D at the rate of exchange prevailing on the respective dates of such transactions.
          Although the net assets of the Fund are
presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at fiscal year end.
Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year.
          Net realized losses on foreign currency
transactions of $245,600 represent net foreign exchange losses from sales and maturities of short-term securities, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the FundOs books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets, other than investment securities, and liabilities at fiscal year end exchange rates are reflected as a component of unrealized appreciation on investments and foreign currencies.
          Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.
          Cash Flow Information
          The Fund invests in securities and
distributes dividends from net investment income and makes distributions from net realized gains which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.
          Accounting practices that do not affect
reporting activities on a cash basis include, among other things, the carrying of investments at value and amortizing discounts on debt obligations. Cash, as used in the Statement of Cash Flows, is the amount reported as OCash, including foreign currencyO in the Statement of Assets and Liabilities.
          Security Transactions and Net Investment
Income
          Security transactions are recorded on the trade date. Realized and unrealized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on an accrual basis.
Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

          Dividends and Distributions
          Dividends from net investment income, if any, are declared and paid at least annually. The Fund will distribute at least annually any net capital gains in excess of net capital loss carryforwards. Dividends and distributions are recorded on the ex-dividend date.
          Income distributions and capital gain
distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
          Taxes
          It is the FundOs intention to continue to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.
Therefore, no federal income tax provision is required.
          Withholding taxes on foreign dividends,
interest and capital gains have been provided for in accordance with the FundOs understanding of the applicable countryOs tax rules and rates.
          Reclassification of Capital Accounts
          The Fund accounts for and reports
distributions to shareholders in accordance with the American Institute of Certified Public AccountantsO
Statement of Position 93-2: Determination, Disclosure and Financial Statement Presentation of Income, Capital
Gain, and Return of Capital Distributions by Investment
Companies. As a result of this Statement, the Fund reclassified amounts to better disclose the differences between financial statement amounts and distributions determined in accordance with U.S. federal income tax regulations. The effect of applying this statement was to decrease undistributed net investment income by $245,600 and increase accumulated net realized gains on investments and foreign currency transactions by $245,600 for differences in the treatment for book and tax purposes of certain transactions involving foreign securities, currencies and withholding taxes. Net investment income, net realized gains and net assets were not affected by this change.
     Note 2    Investment Management and
Administration Agreements
          The Fund has a management agreement with Baring International Investment (Far East) Limited (the
OInvestment ManagerO) and an administration agreement with Prudential Investments Fund Management LLC (the
OAdministratorO).
          The investment management fee is computed weekly and payable monthly at the following annual rates: 1.10% of the FundOs average weekly net assets up to $50 million, 0.90% of such assets between $50 million and $100 million and 0.70% of such assets in excess of $100 million based upon average net assets at the end of each week. The administration fee is also computed weekly and payable monthly at an annual rate of 0.25% of the FundOs average weekly net assets.
          Pursuant to the agreements, the Investment
Manager provides continuous supervision of the investment portfolio and the Administrator provides occupancy and certain clerical and accounting services for the Fund. Both the Investment Manager and the Administrator pay the cost of compensation of certain directors and officers of the Fund. The Fund bears all other costs and expenses.
     Note 3    Portfolio Securities
          Purchases and sales of investment securities, other than short-term investments, for the year ended
March 31, 1997 aggregated $117,547,930 and
$124,107,750, respectively.
          The United States federal income tax basis of the FundOs investments at March 31, 1997 was $228,381,676 and, accordingly, net unrealized appreciation for federal income tax purposes was $33,829,294 (gross unrealized appreciation D
$52,180,110; gross unrealized depreciation D
$18,350,816).
          For federal income tax purposes, the Fund utilized its capital loss carryforward of approximately
$1,645,900, to partially offset the FundOs net taxable gains realized and recognized during the year ended
March 31, 1997.

Financial Highlights
          Year ended March 31
     Per Share Operating Performance:   1997 1996
     Net asset value, beginning of year $14.87
$13.55

     Net investment income    0.06 0.05
     Net realized and unrealized gain/(loss) on
     EEinvestments and foreign currency transactions
(0.53)    1.91

     Total from investment operations   (0.47)    1.96

     Less dividends and distributions:
     EEDividends to shareholders from net
EEinvestment income     (0.04)
     EEDistributions paid to shareholders from realized
EEgains on investments and foreign currencies
(0.50)

     Total dividends and distributions  (0.50)
(0.04)

     Capital charge in respect of issuance of shares
    (0.60)

     Net asset value, end of year  $13.90    $14.87


     Market value, end of year     $111U2    $141U4


     Total investment return (a)   (16.18)%  1.16%


     Ratios to Average Net Assets:
     Expenses (including loan interest expense)   1.63%
1.58%
     Expenses (excluding loan interest expense)   1.57%
1.53%
     Net investment income    0.43%     0.43%
     Supplemental Data:
     Average net assets (000 omitted)   $275,702
$242,487
     Portfolio turnover  43%  23%
     Net assets, end of year (000 omitted)   $262,693
$281,057
     Total debt outstanding at year end (000 omitted)
    $20,000
     Asset coverage (b)      $15,053
     Average commission rate paid per share  $0.0143
$0.0150
(a)  Total investment return is calculated assuming a
purchase of common stock at the current market value on
the first day and a sale at the current market value on
the last day of each fiscal year reported. Dividends
and distributions are assumed, for purposes of this
calculation, to be reinvested at prices obtained under
the FundOs dividend reinvestment plan. These
calculations do not include brokerage commissions.
(b)  Per $1,000 of debt outstanding.
     Contained above is selected data for a share of
common stock outstanding, total investment return,
ratios to average net assets and other supplemental
data for the years indicated. This information has been
determined based upon information provided in the
financial statements and market price data for the
FundOs shares.
See Notes to Financial Statements.
     Note 4    Borrowings
          The Fund has a credit agreement with an
unaffiliated bank. The borrowing limitation under this
agreement is $70,000,000. Drawings may be made for
periods of one, two or three months and interest is
accrued daily and payable at the end of the loan
period. At March 31, 1997, the Fund had no loan balance
outstanding. The average loan balance outstanding
during the year ended March 31, 1997 was approximately
$3,123,000.
     Note 5    Capital
          There are 30 million shares of $0.01 par
value common stock authorized. Of the 18,903,279 shares
outstanding at March 31, 1997, Baring Asset Management
(Asia) Limited, an affiliate of the Investment Manager,
owned 22,647 shares.
                    Year ended March 31
     Per Share Operating Performance:   1995 1994 1993
     Net asset value, beginning of year $16.29
$13.11    $13.23

     Net investment income (loss)      (0.05)    0.10
     Net realized and unrealized gain on
     EEinvestments and foreign currency transactions
0.38      7.41 1.83

     Total from investment operations   0.38 7.36 1.93

     Less dividends and distributions:
     EEDividends to shareholders from net
EEinvestment income (0.02)        (0.09)
     EEDistributions paid to shareholders from realized
EEgains on investments and foreign currencies
(3.10)    (3.30)    (1.65)
              Total dividends and distributions  (3.12)
(3.30)    (1.74)

     Capital charge in respect of issuance of shares
    (0.88)    (0.31)

     Net asset value, end of year  $13.55    $16.29
$13.11


     Market value, end of year     $141U8    $173U4
$145U8


     Total investment return (a)   (3.65)%   44.31%
5.68%


     Ratios to Average Net Assets:
     Expenses (including loan interest expense)   2.06%
2.37%     2.57%
     Expenses (excluding loan interest expense)   1.72%
1.72%     1.93%
     Net investment income (loss)      (0.33)%   0.76%
     Supplemental Data:
     Average net assets (000 omitted)   $214,527
$193,116  $120,112
     Portfolio turnover  48%  101% 105%
     Net assets, end of year (000 omitted)   $192,009
$228,374  $145,647
     Total debt outstanding at year end (000 omitted)
    $40,000   $26,000
     Asset coverage (b)      $6,709    $6,602
     Average commission rate paid per share  N/A  N/A
N/A
(a)  Total investment return is calculated assuming a
purchase of common stock at the current market value on
the first day and a sale at the current market value on
the last day of each fiscal year reported. Dividends
and distributions are assumed, for purposes of this
calculation, to be reinvested at prices obtained under
the FundOs dividend reinvestment plan. These
calculations do not include brokerage commissions.
(b)  Per $1,000 of debt outstanding.
     Contained above is selected data for a share of
common stock outstanding, total investment return,
ratios to average net assets and other supplemental
data for the years indicated. This information has been
determined based upon information provided in the
financial statements and market price data for the
FundOs shares.
See Notes to Financial Statements.
Independent AuditorsO Report
The Shareholders and Board of Directors of
The Asia Pacific Fund, Inc.:
We have audited the accompanying statements of assets
and liabilities, including the portfolio of
investments, of The Asia Pacific Fund, Inc. as of March
31, 1997, the related statements of operations and of
cash flows for the year then ended and of changes in
net assets for each of the two years in the period then
ended and the financial highlights for each of the five
years in the period then ended. These financial
statements and financial highlights are the
responsibility of the FundOs management. Our
responsibility is to express an opinion on these
financial statements and financial highlights based on
our audits.
We conducted our audits in accordance with generally
accepted auditing standards. Those standards require
that we plan and perform the audit to obtain reasonable
assurance about whether the financial statements and
financial highlights are free of material misstatement.
An audit includes examining, on a test basis, evidence
supporting the amounts and disclosures in the financial
statements. Our procedures included confirmation of the
securities owned as of March 31, 1997, by
correspondence with the custodian and brokers; where
replies were not received from brokers, we performed
other auditing procedures. An audit also includes
assessing the accounting principles used and
significant estimates made by management, as well as
evaluating the overall financial statement
presentation. We believe that our audits provide a
reasonable basis for our opinion.
In our opinion, such financial statements and financial
highlights present fairly, in all material respects,
the financial position of The Asia Pacific Fund, Inc.
as of March 31, 1997, the results of its operations,
its cash flows, the changes in its net assets and its
financial highlights for the respective stated periods
in conformity with generally accepted accounting
principles.
Deloitte & Touche llp
New York, New York
May 2, 1997
U.S. Federal Tax Information
Dividends and Distributions
As required by the U.S. Internal Revenue code, we wish
to advise you as to the federal tax status of dividends
and distributions paid by the Fund during its fiscal
year ended March 31, 1997.
During the fiscal year, the Fund paid distributions
totalling $0.50 per share. This amount represents a
distribution from long-term capital gains and is
taxable as such.
For purposes of preparing your federal income tax
return, however, you should report the amounts as
reflected on the appropriate Form 1099-DIV or
substitute Form 1099-DIV which you should receive in
January 1998.
Share Price, Net Asset Value and
Distribution History
Quarter End    Closing Price  Net Asset Value
Dividends and
     at Quarter End per Share Distributions
          at Quarter End During Quarter
Financial Year 92/93
June $16  1U2  $15.14
September 13        12.68     $1.21
December  15        12.46     0.53
March     14   5U8  13.11
Financial Year 93/94
June 15   5U8  12.96     1.24
September 18   3U4  15.26
December  25   1U2  21.33     2.06
March     17   3U4  16.29
Financial Year 94/95
June 17   1U2  14.40     2.37
September 18   1U4  16.23
December  13   3U4  13.89     0.75
March     14   1U8  13.55
Financial Year 95/96
June 15   1U2  14.68
September 13   1U4  14.37
December  13   7U8  14.19     0.04
March     14   1U4  14.87
Financial Year 96/97
June 13        14.54
September 12   1U2  14.45
December  12   3U8  14.77     0.50
March     11   1U2  13.90
Dividend Reinvestment Plan
Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested in Fund shares (OSharesO) pursuant to the FundOs Dividend
Reinvestment Plan (Othe PlanO). Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent. Shareholders who wish to participate in the Plan should complete the attached enrollment card or contact the Fund at (800) 451-6788.
After the Fund declares a dividend or determines to make a capital gains distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Shares valued at the market price determined as of the time of purchase (generally, following the payment date of the dividend or distribution); or if (2) the market price of Shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Shares at the higher of net asset value or 95% of the market price.
There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The
Plan AgentOs (State Street Bank & Trust Co.) fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan AgentOs open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.
The Fund reserves the right to amend or terminate the Plan upon 90 daysO written notice to shareholders of the Fund.
Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Shares and cash for fractional
Shares.